EXHIBIT 23.1




                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 19, 2001 (except with respect to the matter discussed in Note 16, as to which the date is February 27, 2001), incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File No. 33-15780 and 33-82214.


                                               Arthur Andersen LLP


Lancaster, Pa.
March 26, 2001